Exhibit 99

       Too, Inc. Reports Fourth Quarter 2003 Operating Results;
                  Projects 2004 Earnings Improvement

    NEW ALBANY, Ohio--(BUSINESS WIRE)--Feb. 18, 2004--Too, Inc. (NYSE:TOO) today reported net income for the fourth quarter ended January 31, 2004 of $17.7 million, or $0.51 per diluted share, on net sales of $183.0 million, compared to fourth quarter 2002 net income of $25.1 million, or $0.72 per diluted share, on net sales of $180.4 million. The 2003 earnings include a loss on discontinued operations, net of tax, of approximately $392,000, or $0.01 per diluted share.
    Comparable store sales for the 2003 fourth quarter declined 6%, compared to the same store sales decrease of 12% for the like period last year. The company reported a 3% increase in transactions per store for the latest quarter, reversing a trend in declining transactions experienced over the last three years.
    Too's comparable stores sales and earnings results for the fourth quarter were in-line with company guidance provided in November 2003. The company said today that it was very aggressive in taking merchandise markdowns during the fourth quarter in order to avoid burdening the current spring selling season with additional markdowns on carryover inventory.
    Too said that it expects 2004 earnings per share to be in the range of $0.94 to $1.00, which would be a 45% to 54% increase on the $0.65 per diluted share reported for 2003, which included a loss on discontinued operations of $0.17. The company based its earnings estimates on comparable store sales that are estimated to range from flat to a low, single-digit positive percentage increase.
    On January 23, 2004, the company opened its first Justice store, a new value-orientated retail concept for 'tween girls. Thirteen additional stores have opened since, and the company plans to add another 15 to 20 Justice stores by October 2004.
    During fiscal 2003, the company opened 49 new Limited Too stores and closed 6, resulting in a 9% increase in store square footage for the year.
    A live webcast and replay of today's conference call with security analysts to review the operating results for the fourth quarter will be available on the Internet beginning at 9:00 a.m. Eastern Time today. Individual investors can listen to the call through CCBN's investor center at www.companyboardroom.com. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

    Too, Inc. is a leading specialty retailer for young girls. At Limited Too, the company sells apparel, swimwear, sleepwear, underwear, footwear, lifestyle and personal care products for active, fashion-aware 'tween (ages 7 to 14) girls. Limited Too currently operates 553 stores in 46 states and Puerto Rico, and publishes a catalog coinciding with key 'tween shopping times throughout the year. Limited Too also conducts e-commerce on its Web site, http://www.limitedtoo.com. In January 2004, the company launched Justice, a new specialty retail concept for young girls, offering sportswear, related accessories and lifestyle items to value-conscious customers, predominantly in "off-the-mall" store locations.

    The Company cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of
1995) contained in this press release involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Forward-looking statements are indicated by words such as "anticipate," "estimate," "expect," "intend," "risk," "could," "may," "will," "pro forma," "likely," "possible," "potential," and similar words and phrases and the negative forms and variations of these words and phrases, and include, but may not be limited to, statements in this press release related to the new store growth. The following factors, among others, in some cases have affected, and in the future could affect, the Company's financial performance and actual results and could cause future performance and financial results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by management: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges and paper and printing costs; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; and/or other risk factors that may be described in the Safe Harbor Statement and Business Risks section of the Company's Form 10-K, filed April 29, 2002, as well as other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


                              Too, Inc.
                  Consolidated Statements of Income
  For the Thirteen Weeks Ended January 31, 2004 and February 1, 2003
           (unaudited, in thousands, except per share data)


                                  Thirteen Weeks     Thirteen Weeks
                                        Ended              Ended
                                 ------------------ ------------------
                                 January 31,  % of  February 1,  % of
                                       2004  Sales        2003  Sales
                                 ----------- ------ ----------- ------

Net sales                          $182,986  100.0%   $180,356  100.0%
Cost of goods sold, including
 buying and occupancy costs         114,069   62.3%    105,214   58.3%
                                 ----------- ------ ----------- ------
Gross income                         68,917   37.7%     75,142   41.7%
   General, administrative and
    store operating expenses         40,088   21.9%     34,450   19.1%
                                 ----------- ------ ----------- ------
Operating income                     28,829   15.8%     40,692   22.6%
Interest (income) expense, net          (64)   0.0%       (131) (0.1%)
                                 ----------- ------ ----------- ------
Income from continuing
 operations before income taxes      28,893   15.8%     40,823   22.6%
Provision for income taxes           10,800    5.9%     15,500    8.6%
                                 ----------- ------ ----------- ------
Income from continuing
 operations                          18,093    9.9%     25,323   14.0%
Discontinued operations:
   Loss from operations of
    mishmash, net of tax                 57    0.0%        197    0.1%
   Loss on mishmash store
    closings and impairment
    charges, net of tax                 335    0.2%          -    0.0%
                                 ----------- ------ ----------- ------

Loss on discontinued operations         392    0.2%        197    0.1%
                                 ----------- ------ ----------- ------
Net income                          $17,701    9.7%    $25,126   13.9%
                                 =========== ====== =========== ======

Income (loss) per share - basic:
--------------------------------

   Continuing operations              $0.53              $0.74
   Discontinued operations            (0.01)                 -
                                 -----------        -----------
   Net income per basic share         $0.52              $0.74
                                 ===========        ===========

Income (loss) per share -
 diluted:
--------------------------------

   Continuing operations              $0.52              $0.72
   Discontinued operations            (0.01)                 -
                                 -----------        -----------
   Net income per diluted share       $0.51              $0.72
                                 ===========        ===========

Weighted average common shares:
--------------------------------

   Basic                             34,344             34,082
                                 ===========        ===========
   Diluted                           34,730             34,930
                                 ===========        ===========


                              Too, Inc.
                  Consolidated Statements of Income
 For the Fifty-Two Weeks Ended January 31, 2004 and February 1, 2003
                (in thousands, except per share data)

                                  Fifty-Two Weeks    Fifty-Two Weeks
                                        Ended              Ended
                                 ------------------ ------------------
                                 January 31,  % of  February 1,  % of
                                    2004     Sales     2003     Sales
                                 ----------- ------ ----------- ------

Net sales                          $598,681  100.0%   $640,320  100.0%
Cost of goods sold, including
 buying and occupancy costs         399,003   66.6%    403,088   63.0%
                                 ----------- ------ ----------- ------
Gross income                        199,678   33.4%    237,232   37.0%
   General, administrative and
    store operating expenses        154,275   25.8%    157,991   24.7%
                                 ----------- ------ ----------- ------
Operating income                     45,403    7.6%     79,241   12.4%
Interest (income) expense, net         (128)   0.0%        517    0.1%
                                 ----------- ------ ----------- ------
Income from continuing
 operations before income taxes      45,531    7.6%     78,724   12.3%
Provision for income taxes           17,000    2.8%     30,200    4.7%
                                 ----------- ------ ----------- ------
Income from continuing
 operations                          28,531    4.8%     48,524    7.6%
Discontinued operations:
   Loss from operations of
    mishmash, net of tax              1,391    0.2%      1,186    0.2%
   Loss on mishmash store
    closings and impairment
    charges, net of tax               4,589    0.8%          -    0.0%
                                 ----------- ------ ----------- ------
Loss on discontinued operations       5,980    1.0%      1,186    0.2%
                                 ----------- ------ ----------- ------
Net income                          $22,551    3.8%    $47,338    7.4%
                                 =========== ====== =========== ======

Income (loss) per share - basic:
--------------------------------
   Continuing operations              $0.83              $1.46
   Discontinued operations            (0.17)             (0.04)
                                 -----------        -----------
   Net income per basic share         $0.66              $1.42
                                 ===========        ===========

Income (loss) per share -
 diluted:
--------------------------------
   Continuing operations              $0.82              $1.42
   Discontinued operations            (0.17)             (0.04)
                                 -----------        -----------
   Net income per diluted share       $0.65              $1.38
                                 ===========        ===========

Weighted average common shares:
--------------------------------
   Basic                             34,258             33,263
                                 ===========        ===========
   Diluted                           34,642             34,217
                                 ===========        ===========


                              Too, Inc.
                     Consolidated Balance Sheets
              As of January 31, 2004 and February 1, 2003
                 (in thousands, except share amounts)

                                              January 31,  February 1,
                                                 2004         2003
                                              ------------ -----------
                    ASSETS

 Current assets:
      Cash and equivalents                       $115,886    $106,004
      Restricted cash                              20,846           -
      Receivables                                   6,802       4,957
      Income taxes receivable                       5,542           -
      Inventories                                  58,299      61,405
      Store supplies                               13,285      12,285
      Other                                         2,542       2,260
                                              ------------ -----------
 Total current assets                             223,202     186,911

 Property and equipment, net                      147,038     145,530
 Deferred income taxes                              6,780      14,929
 Other assets                                      14,434      10,990
                                              ------------ -----------

 Total assets                                    $391,454    $358,360
                                              ============ ===========

     LIABILITIES AND SHAREHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                            $36,556     $33,579
      Accrued expenses                             41,725      44,600
      Income taxes payable                         17,464      16,088
                                              ------------ -----------
 Total current liabilities                         95,745      94,267

 Other long-term liabilities                       13,956      10,433

 Commitments and contingencies

             SHAREHOLDERS' EQUITY

 Preferred stock, 50 million shares
  authorized                                            -           -
 Common stock, $.01 par value, 100 million
  shares authorized, 34.4 million and 34.1
  million issued and outstanding at January
  31, 2004 and February 1, 2003, respectively         344         341
 Treasury stock, at cost, 29,709 shares              (998)       (998)
 Paid in capital                                  119,960     114,421
 Retained earnings                                162,447     139,896
                                              ------------ -----------

 Total shareholders' equity                       281,753     253,660
                                              ------------ -----------

 Total liabilities and shareholders' equity      $391,454    $358,360
                                              ============ ===========

                              Too, Inc.
                Consolidated Statements of Cash Flows
 For the Fifty-Two Weeks Ended January 31, 2004 and February 1, 2003
                            (in thousands)

                                               Fifty-Two Weeks Ended
                                             -------------------------
                                             January 31,  February 1,
                                                 2004         2003
                                             ------------ ------------
 Cash flows from operating activities:
   Net income                                    $22,551      $47,338

 Impact of other operating activities on
  cash flows:
   Depreciation and amortization                  19,704       18,884
   Loss on impairment of assets                    6,121            -

   Changes in assets and liabilities:
     Inventories                                   3,106      (16,868)
     Accounts payable and accrued expenses         1,688        8,194
     Income taxes                                  4,011       (1,867)
     Other assets                                 (4,120)      (3,620)
     Other liabilities                             3,523        3,651
                                             ------------ ------------

     Net cash provided by operating
      activities                                  56,584       55,712
                                             ------------ ------------

 Investing activities:
   Capital expenditures                          (22,514)     (39,739)
   Funding of nonqualified benefit plans          (4,059)      (9,436)
   Restricted cash                               (20,846)           -
                                             ------------ ------------

     Net cash used for investing activities      (47,419)     (49,175)
                                             ------------ ------------

 Financing activities:
   Net proceeds from issuance of common
    stock                                              -       73,394
   Repayment of term loan                              -      (50,000)
   Purchases of treasury stock                         -         (998)
   Stock options and other equity changes            717        1,078
                                             ------------ ------------

     Net cash provided by financing
      activities                                     717       23,474
                                             ------------ ------------

   Net increase in cash and equivalents            9,882       30,011

   Cash and equivalents, beginning of period     106,004       75,993
                                             ------------ ------------

     Cash and equivalents, end of period        $115,886     $106,004
                                             ============ ============


                              Too, Inc.
                            Selected Data
 For the Fifty-Two Weeks Ended January 31, 2004 and February 1, 2003
                            (in thousands)

                                              January 31,  February 1,
                                                  2004        2003
                                              ------------ -----------
Capital Expenditures
   First Quarter                                   $5,636     $15,560
   Second Quarter                                   4,197      12,874
   Third Quarter                                    9,289       7,613
   Fourth Quarter                                   3,392       3,692
                                              ------------ -----------
   Year-to-date                                   $22,514     $39,739
                                              ============ ===========

Depreciation & Amortization
   First Quarter                                   $4,682      $5,399
   Second Quarter                                   4,820       4,547
   Third Quarter                                    5,041       4,302
   Fourth Quarter                                   5,161       4,636
                                              ------------ -----------
   Year-to-date                                   $19,704     $18,884
                                              ============ ===========

Interest (Income) Expense - Net
   First Quarter                                    $(124)       $253
   Second Quarter                                     (65)        516
   Third Quarter                                      125        (121)
   Fourth Quarter                                     (64)       (131)
                                              ------------ -----------
   Year-to-date                                     $(128)       $517
                                              ============ ===========


                              Too, Inc.
                         Store Operating Data
 For the Fifty-Two Weeks Ended January 31, 2004 and February 1, 2003

                                              January 31, February 1,
Limited Too Store Count                          2004         2003
--------------------------------------------- ----------- ------------
Beginning of quarter                                 550          497
     Opened                                            7           14
     Closed                                           (4)          (1)
                                              ----------- ------------
           Quarter-to-date                           553          510
                                              =========== ============

Beginning of year                                    510          459
     Opened                                           49           56
     Closed                                           (6)          (5)
                                              ----------- ------------
           Year-to-date                              553          510
                                              =========== ============

Other Operating Data
---------------------------------------------

Limited Too:
---------------------------------------------
     Stores with "Girl Power" format                 333          280
     Percentage of Limited Too stores in
      "Girl Power" format                             60%          55%
     Total square feet at period end (in
      thousands)                                   2,280        2,091

Non-Limited Too:
---------------------------------------------
     mishmash stores                                   -           12
     Justice stores                                    5            -


    CONTACT: Too, Inc.
             Robert Atkinson, 614-775-3739